                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  July 25, 2003

                                  INDYMAC MBS, INC.
           as Depositor, IndyMac Bank, F.S.B. as Seller and as Master Servicer,
              and Deutsche Bank National Trust Company, as trustee
              under the Pooling and Servicing Agreement, dated as of
           March 1, 2003, providing for the issuance of IndyMac MBS, Inc.
           Residential Asset-Securitization Trust Series 2003-A3 Mortgage
           Pass-Through Certificates Series 2003-C.

              INDYMAC MBS INC RESIDENTIAL ASSET SEC TRUST 2003-A3
                 (Exact name of Registrant as specified in its Charter)

                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-102888-02                         95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     July 25, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in it individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of March 1, 2003.

          Date:  Aug 01, 2003               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of July 25, 2003.

	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	July 25, 2003 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
			13.	Other Related Information				22
			14.	Additional Certificate Report				23

				Total Number of Pages				23

			CONTACTS

				Administrator: James Noriega
				Direct Phone Number: (714)247-6281
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IndyMac Bank					Cut-Off Date: March 1, 2003
	Certificate Insurer(s):							Closing Date: March 13, 2003
								First Payment Date: April 25, 2003
	Servicer(s):		IndyMac Bank Master Servicer

								Distribution Date: July 25, 2003
	Underwriter(s):		Bear, Stearns & Co. Inc					Record Date: June 30, 2003

						Page 1 of 23					© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates
	MASTER REMIC Series RAST 2003-A3
	Certificate Payment Report for July 25, 2003 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	FLT,STEP	300,800,000.00			254,360,493.85	314,771.11	11,732,899.72	12,047,670.83	-	-	242,627,594.13
A-R	R	100.00			-	-	-	-	-	-	-
M-1	MEZ,FLT,STE	11,200,000.00			11,200,000.00	18,993.33	-	18,993.33	-	-	11,200,000.00
M-2	MEZ,FLT,STE	4,000,000.00			4,000,000.00	11,283.33	-	11,283.33	-	-	4,000,000.00
B	SUB,FLT,STE	4,000,000.00			4,000,000.00	11,783.33	-	11,783.33	-	-	4,000,000.00
OC		-			-	916,656.67	-	916,656.67	-	-	-
P		100.00			100.00	6,567.87	-	6,567.87	-	-	100.00

Total		320,000,200.00			273,560,593.85	1,280,055.64	11,732,899.72	13,012,955.36	-	-	261,827,694.13

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A	06/25/03	07/24/03		A-Act/360	45660NPA7	300,800,000.00	845.613344	1.046447	39.005651	40.052097	806.607693
A-R	06/25/03	07/24/03		-Act/360	45660NPB5	100.00	-	-	-	-	-
M-1	06/25/03	07/24/03		A-Act/360	45660NPC3	11,200,000.00	1,000.000000	1.695833	-	1.695833	1,000.000000
M-2	06/25/03	07/24/03		A-Act/360	45660NPD1	4,000,000.00	1,000.000000	2.820833	-	2.820833	1,000.000000
B	06/25/03	07/24/03		A-Act/360	45660NPE9	4,000,000.00	1,000.000000	2.945833	-	2.945833	1,000.000000
OC				-	IN03031C1	-	-	-	-	-	-
P				-		100.00	1,000.000000	65,678.700000	-	65,678.700000	1,000.000000

							Page 2 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates
	MASTER REMIC Series RAST 2003-A3
	Certificate Payment Report for July 25, 2003 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A	300,800,000.00		1,794,316.80		-	58,172,405.87	58,172,405.87	59,966,722.67	-	-	242,627,594.13
A-R	100.00		-		-	100.00	100.00	100.00	-	-	-
M-1	11,200,000.00		93,538.38		-	-	-	93,538.38	-	-	11,200,000.00
M-2	4,000,000.00		53,342.93		-	-	-	53,342.93	-	-	4,000,000.00
B	4,000,000.00		55,558.08		-	-	-	55,558.08	-	-	4,000,000.00
OC	-		3,555,683.73		-	-	-	3,555,683.73	-	-	-
P	100.00		30,024.15		-	-	-	30,024.15	-	-	100.00

Total	320,000,200.00		5,582,464.07		-	58,172,505.87	58,172,505.87	63,754,969.94	-	-	261,827,694.13

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A	1.48500%	254,360,493.85			314,771.11	-	-	-	314,771.11	314,771.11	-
A-R		-			-	-	-	-	-	-	-
M-1	2.03500%	11,200,000.00			18,993.33	-	-	-	18,993.33	18,993.33	-
M-2	3.38500%	4,000,000.00			11,283.33	-	-	-	11,283.33	11,283.33	-
B	3.53500%	4,000,000.00			11,783.33	-	-	-	11,783.33	11,783.33	-
OC		-			916,656.67	-	-	-	916,656.67	916,656.67	-
P		100.00			6,567.87	-	-	-	6,567.87	6,567.87	-

Total		273,560,593.85			1,280,055.64	-	-	-	1,280,055.64	1,280,055.64	-

							Page 3 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Collection Account Report for July 25, 2003 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							11,732,899.72
	Principal Other Accounts							0.00
	TOTAL NET PRINCIPAL							11,732,899.72

	Interest Collections							1,351,852.22
	Interest Withdrawals							0.00
	Interest Other Accounts							6,567.87
	Interest Fees							(63,910.43)
	TOTAL NET INTEREST							1,294,509.66

	TOTAL AVAILABLE FUNDS FOR DISTRIBUTION							13,027,409.38

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal Received							264,596.84
	Prepayments In Full							11,207,354.81
	Curtailments							260,948.07
	Liquidations							0.00
	Insurance Principal							0.00
	Repurchased Principal Amounts							0.00
	Other Principal							0.00
	Total Realized Loss Of Principal							0.00
	Delinquent Principal							(3,169.48)
	Advanced Principal							3,169.48

	TOTAL PRINCIPAL COLLECTED							11,732,899.72

				Page 4 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Collection Account Report for July 25, 2003 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL

	Unused Pre-Funding Amount							0.00

	TOTAL OTHER ACCOUNTS PRINCIPAL							0.00

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							1,338,075.74
	Repurchased Interest							0.00
	Liquidation Interest							0.00
	Insurance Interest							0.00
	Other Interest							0.00
	Net Prepayment Interest Shortfalls							7,227.01
	Delinquent Interest							(17,405.55)
	Realized Losses							0.00
	Compensating Interest							7,227.01
	Subsistution Shortfalls							0.00
	Civil Releif Act Shortfalls							0.00
	Interest Advanced							16,728.01
	TOTAL INTEREST COLLECTED							1,351,852.22

				Page 5 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Collection Account Report for July 25, 2003 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL

	Trust Fund Expenses							0.00
	Nonrecoverable Advances							0.00
	Reimbursements to Master Servicer							0.00

	TOTAL INTEREST WITHDRAWALS							0.00

INTEREST - OTHER ACCOUNTS								TOTAL

	Prepayment Charges							6,567.87
	Capitalized Interest Requirement							0.00
	Yield Maintenance							0.00

	TOTAL INTEREST OTHER ACCOUNTS							6,567.87

INTEREST - FEES								TOTAL

	Current Servicing Fees							56,314.24
	Lender Paid PMI							5,886.44
	Trustee Fee							1,709.75

	TOTAL INTEREST OTHER FEES							63,910.43

				Page 6 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Credit Enhancement Report for July 25, 2003 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL

	Carryover Reserve Fund Available Balance							0.00
	Yield Maintenance Agreement Payment							0.00

	Beginning Available Funds Cap Reserve Fund Balance							0.00
	Available Funds Cap Reserve Fund Distributed to certificates							0.00
	Amounts withdrawn per Section 4.05							0.00
	Required Available Funds Cap Reserve Fund Deposit							0.00
	Ending Available Funds Cap Reserve Fund Balance							0.00

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL

	Overcollateralized Amount							0.00

				Page 7 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Collateral Report for July 25, 2003 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							761
	Prior							676
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(27)
	Repurchases							-
	Liquidations							-
	Current							649

	Principal Balance:
	Original							320,007,069.65
	Prior							273,560,593.85
	Prefunding							-
	Scheduled Principal							(264,596.84)
	Partial and Full Voluntary Prepayments							(11,468,302.88)
	Repurchases							-
	Liquidations							-
	Current							261,827,694.13

PREFUNDING								TOTAL

	Original Pre-Funding Amount							84,621,387.39

	Pre-Funding Amount Beginning Balance							(0.00)
	Withdrawal for Subsequent Home Equity Loans							0.00
	Unused Pre-Funding Amount							0.00
	Pre-Funding Amount Ending Balance							(0.00)

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Collateral Report for July 25, 2003 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							5.834083%
	Weighted Average Coupon Prior							5.856211%
	Weighted Average Coupon Current							5.869599%
	Weighted Average Months to Maturity Original							357
	Weighted Average Months to Maturity Prior							355
	Weighted Average Months to Maturity Current							354
	Weighted Avg Remaining Amortization Term Original							357
	Weighted Avg Remaining Amortization Term Prior							355
	Weighted Avg Remaining Amortization Term Current							354
	Weighted Average Seasoning Original							3.49
	Weighted Average Seasoning Prior							5.49
	Weighted Average Seasoning Current							6.49

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Collateral Report for July 25, 2003 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							2.916%
	Weighted Average Margin Prior							2.923%
	Weighted Average Margin Current							2.921%
	Weighted Average Max Rate Original							11.807%
	Weighted Average Max Rate Prior							11.830%
	Weighted Average Max Rate Current							11.844%
	Weighted Average Min Rate Original							0.000%
	Weighted Average Min Rate Prior							0.000%
	Weighted Average Min Rate Current							0.000%
	Weighted Average Cap Up Original							1.811%
	Weighted Average Cap Up Prior							1.806%
	Weighted Average Cap Up Current							1.798%
	Weighted Average Cap Down Original							1.811%
	Weighted Average Cap Down Prior							1.806%
	Weighted Average Cap Down Current							1.798%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							56,314.24
	Delinquent Servicing Fees							677.55
	TOTAL SERVICING FEES							56,991.79

	Prepayment Interest Shortfall							7,227.01
	Compensating Interest							(7,227.01)

	Delinquent Servicing Fees							(677.55)
	COLLECTED SERVICING FEES							56,314.24

	Aggregate Advances with respect to this Distribution							19,897.49
	Current Nonrecoverable Advances							0.00
	Cumulative Nonrecoverable Advances							0.00

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Net Prepayment Interest Shortfall							0.00

	Total Monthly Excess Spread							916,656.67

	Weighted Average Net Mortgage Rate							5.5863%

	Adjusted Weighted Average Net Mortgage Rate							5.5863%
	(adjusted for shortfalls, Capitalized Int, and other int adj)

				Page 10 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Delinquency Report for July 25, 2003 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance		-	1,796,230.95	992,050.02	460,771.48	3,249,052.45
		% Balance		0.00%	0.69%	0.38%	0.18%	1.24%
		# Loans		-	6	1	1	8
		% # Loans		0.00%	0.92%	0.15%	0.15%	1.23%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	1,796,230.95	992,050.02	460,771.48	3,249,052.45
		% Balance		0.00%	0.69%	0.38%	0.18%	1.24%
		# Loans		-	6	1	1	8
		% # Loans		0.00%	0.92%	0.15%	0.15%	1.23%
Note: <1 Payment = 1-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	REO Report for July 25, 2003 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Group; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Prepayment Report for July 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							27
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							27

	Paid in Full Balance							11,207,354.81
	Repurchased Loans Balance							-
	Curtailments Amount							260,948.07
	Total Prepayment Amount							11,468,302.88

	Cumulative
	Number of Paid in Full Loans							112
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							112

	Paid in Full Balance							56,230,862.95
	Repurchased Loans Balance							-
	Curtailments Amount							807,978.57
	Total Prepayment Amount							57,038,841.52

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Prepayment Report for July 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							4.20%
	3 Months Avg SMM							5.24%
	12 Months Avg SMM
	Avg SMM Since Cut-off							4.80%

	CPR							40.22%
	3 Months Avg CPR							47.56%
	12 Months Avg CPR
	Avg CPR Since Cut-off							44.60%

	PSA							3095.95%
	3 Months Avg PSA Approximation							4320.44%
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							4458.58%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Prepayment Report for July 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 23				© COPYRIGHT 2003 Deutsche Bank

	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Prepayment Detail Report for July 25, 2003 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 27						Loan Group 1 = Group
Total Original Principal Balance = 11,278,590.00
Total Prepayment Amount = 11,207,354.81

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

1767189 1			340,000.00	337,239.82	Jul-07-03	6.625%	CA - 79.07%	Paid Off - 360	Aug-16-02
1866488 1			117,800.00	117,119.65	Jun-24-03	7.750%	AZ - 95.00%	Paid Off - 360	Sep-17-02
1878147 1			440,000.00	437,303.01	Jun-30-03	6.750%	CA - 80.00%	Paid Off - 360	Oct-09-02
1881900 1			183,000.00	178,590.47	Jul-01-03	4.750%	CA - 31.83%	Paid Off - 360	Oct-01-02
1914495 1			495,000.00	491,243.18	Jul-03-03	5.625%	OR - 70.21%	Paid Off - 360	Oct-25-02
1959492 1			460,800.00	457,383.49	Jul-01-03	5.750%	CA - 80.00%	Paid Off - 360	Oct-16-02
1974692 1			213,750.00	212,341.91	Jul-07-03	6.375%	CA - 75.00%	Paid Off - 360	Oct-25-02
1985190 1			360,000.00	358,354.50	Jun-23-03	6.500%	CA - 80.00%	Paid Off - 360	Dec-10-02
1986587 1			423,960.00	421,514.76	Jun-20-03	6.250%	CA - 80.00%	Paid Off - 360	Nov-05-02
1992735 1			418,000.00	414,836.51	Jun-27-03	5.375%	CA - 62.39%	Paid Off - 360	Nov-18-02
1994626 1			443,000.00	439,917.65	Jun-20-03	5.250%	CA - 48.95%	Paid Off - 360	Nov-14-02
2018208 1			328,000.00	325,909.21	Jun-18-03	7.250%	CO - 80.00%	Paid Off - 360	Sep-09-02
2035342 1			265,280.00	263,229.21	Jul-14-03	6.250%	CA - 80.00%	Paid Off - 360	Sep-26-02
2048387 1			472,000.00	468,639.42	Jun-17-03	5.125%	CA - 62.52%	Paid Off - 360	Nov-20-02
2051113 1			508,000.00	500,257.49	Jun-19-03	5.000%	CA - 77.68%	Paid Off - 360	Nov-22-02
2068895 1			348,000.00	346,392.81	Jul-13-03	5.250%	CA - 30.80%	Paid Off - 360	Jan-02-03
2086826 1			900,000.00	894,029.54	Jul-01-03	4.500%	CA - 46.15%	Paid Off - 360	Dec-26-02
2096064 1			390,000.00	388,130.38	Jul-03-03	6.250%	CA - 84.78%	Paid Off - 360	Dec-18-02
2105687 1			332,000.00	330,408.45	Jul-13-03	6.250%	CA - 77.21%	Paid Off - 360	Dec-18-02
2109781 1			425,000.00	422,541.11	Jun-19-03	5.250%	UT - 60.71%	Paid Off - 360	May-09-02
2119086 1			414,000.00	412,015.33	Jul-10-03	6.250%	CA - 72.00%	Paid Off - 360	Dec-05-02
2144969 1			414,000.00	411,918.60	Jul-02-03	6.000%	GA - 80.00%	Paid Off - 360	Dec-31-02
2186556 1			375,000.00	373,728.96	Jul-03-03	6.875%	CA - 76.84%	Paid Off - 360	Jan-17-03
2190916 1			440,000.00	438,356.84	Jun-26-03	6.375%	CO - 80.00%	Paid Off - 360	Jan-16-03
2211521 1			420,000.00	417,921.70	Jul-02-03	4.875%	NY - 76.36%	Paid Off - 360	Apr-30-02
2214334 1			1,000,000.00	997,138.63	Jun-24-03	6.250%	CA - 47.62%	Paid Off - 360	Feb-04-03
2238882 1			352,000.00	350,892.18	Jun-30-03	5.750%	CA - 80.00%	Paid Off - 360	Feb-05-03

					Page 16 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Realized Loss Report for July 25, 2003 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

SPACE INTENTIONALLY LEFT BLANK

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Realized Loss Report for July 25, 2003 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR							0.00%
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR							0.00%
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation							0.00%
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Realized Loss Report for July 25, 2003 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 19 of 23				© COPYRIGHT 2003 Deutsche Bank

	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Realized Loss Detail Report for July 25, 2003 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 0						Loan Group 1 = Group
Total Original Principal Balance = 0.00
Total Prior Principal Balance = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Original	Prior		Current	State &
&		Loan	Principal	Principal	Realized	Note	LTV at	Original	Origination
Loan Group		Status	Balance	Balance	Loss/(Gain)	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

					Page 20 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Triggers, Adj. Rate Cert. and Miscellaneous Report for July 25, 2003 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has a Stepdown Date occurred?							No

	Is there a Trigger Event in effect?							No

	Trigger Event exists after Stepdown Date
	if either (A) or (B) is true
	(A) Quotient of (x) over (y) > Trigger Event Percentage
	(x) 60+ Day Delq							0.00
	(y) Stated Principal Balance (incl Pre_Funding Amount)							261,827,694.13
	Quotient of (x) over (y)							0.0000%
	Trigger Event Percentage							0.0000%
	(B) On or after April, 2005, Realized Losses > 10% of the sum of (a) and (b)
	10% of the sum of (a) and (b)
	Cummulative Realized Losses							0.00
	10% of the sum of (a) and (b)							1,920,000.00
	(a) (1) minus (2)							19,200,000.00
	(1) Class Certificate Balance of the Offered Certificates then outstanding							273,560,493.85
	(2) Class Certificate Balance of the Offered Certificate with the highest payment priority							254,360,493.85
	(b) the Overcollateralized Amount							0.00

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL

				Page 21 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Other Related Information for July 25, 2003 Distribution

	Other Related Information

ADDITIONAL INFORMATION								TOTAL

	Scheduled Payments on Outstanding Mortgage Loans
	Current Due Date							1,602,672.58
	Prior Due Date							1,724,029.00
	2nd Prior Due Date							1,797,591.95
	3rd Prior Due Date							1,861,680.98
	4th Prior Due Date							2,697,294.17
	5th Prior Due Date							2,775,801.78
	6th Prior Due Date							2,889,185.32
	7th Prior Due Date							2,967,752.64
	8th Prior Due Date							3,005,622.53
	9th Prior Due Date							3,029,346.67
	10th Prior Due Date							2,471,850.83
	11th Prior Due Date							2,492,022.36

	Scheduled Payments on 60+ Day Delinquent Loans
	Current Due Date							20,575.03
	Prior Due Date							19,313.32
	2nd Prior Due Date							18,583.72
	3rd Prior Due Date							0.00
	4th Prior Due Date							37,161.79
	5th Prior Due Date							27,286.80
	6th Prior Due Date							26,627.48
	7th Prior Due Date							30,627.54
	8th Prior Due Date							14,843.80
	9th Prior Due Date							0.00
	10th Prior Due Date							2,547.01
	11th Prior Due Date							11,934.71

				Page 22 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac RAST 2003-A3
	Mortgage Pass-Through Certificates

	Additional Certificate Report for July 25, 2003 Distribution

	Additional Certificate Report

SPACE INTENTIONALLY LEFT BLANK
	CLASS

				Page 23 of 23				© COPYRIGHT 2003 Deutsche Bank